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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

LYRICAL U.S. VALUE EQUITY FUND

Institutional Class (LYRIX)

Investor Class (LYRBX)

Semi-Annual Report

May 31, 2018
(Unaudited)

LYRICAL U.S. VALUE EQUITY FUND LETTER TO SHAREHOLDERS	May 31, 2018

Dear Fellow Shareholders,

Enclosed is the Semi-Annual Report to shareholders of the Lyrical U.S. Value Equity Fund (the “Value Fund”). On behalf of the Value Fund and its investment adviser, Lyrical Asset Management LP, I would like to thank you for your investment.

Lyrical U.S. Value Equity Fund

Since its launch on February 4, 2013 through May 31, 2018, the Value Fund – Institutional Class has produced a cumulative total return of +106.70%, compared to the +102.20% cumulative total return for the S&P 500® Index (the “S&P 500”). For the six months ended May 31, 2018, the Value Fund – Institutional Class produced a total return of -4.96% compared to the total return for the S&P 500 of +3.16%. That underperformance can be explained in part by the relatively poor performance of “value” versus “growth” (the Russell 1000 Value Index underperformed the Russell 1000 Growth Index by 756 basis points during this period).

For the six months ended May 31, 2018, the three positions that most positively impacted performance were HCA Healthcare, Inc. (HCA), Suncor Energy, Inc. (SU), and EOG Resources, Inc. (EOG) with contributions of 92 basis points (bps) (up 22%), 66 bps (up 15%) and 62 bps (up 15%), respectively; conversely, the three positions that most negatively impacted performance were Corning, Inc. (GLW), Ameriprise Financial, Inc. (AMP), and Qurate Retail, Inc. - Class A (QRTEA) which detracted 74 bps (down 15%), 68 bps (down 14%) and 62 bps (down 17%), respectively. We are not aware of any fundamental developments during the period explaining these detracting performers.

In analyzing the Fund portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns. Our success rate has been high over the life of the Value Fund, as 73% of the Fund’s investments posted gains, and 49% outperformed the S&P 500. Skew has also been a positive factor, as the Fund’s outperformers have outperformed by 71%, while our underperformers have underperformed by 49% over the life of the Fund. For the six month period ended May 31, 2018, 36% of the Fund’s investments posted gains, and 28% outperformed the S&P 500. For the six month period skew has been a negative factor as the Fund’s outperformers have outperformed by 10%, while our underperformers have underperformed by 17%.

During the life of the Value Fund we have sold twenty-two positions, as six companies announced they were being acquired, thirteen approached our estimates of fair value, for one we lost conviction in our thesis, for one the company announced or completed acquisitions which increased the complexity and decreased analyzability and for one the risk/reward became less compelling than other opportunities. For each sale we added a new position from our pipeline of opportunities. We are still finding attractive stock opportunities to add to the portfolio, even as some of our existing positions begin to approach our estimates of fair value.

1

As of May 31, 2018, the valuation of our portfolio is 10.9x next twelve months consensus earnings1. The S&P 500 has a valuation of 16.9x on this same basis, a premium of 55% over the Fund.

Lyrical Asset Management’s Investment Philosophy and Portfolio Construction

As there have been a significant number of new investors since our previous letter to the Fund’s shareholders, we’d like to briefly outline our investment philosophy and portfolio construction approach.

We believe our strategy and approach to investing differentiate us from other investment managers, even those that share a value approach to investing. We are deep value investors and by this we mean that we look to invest in companies trading significantly below intrinsic value. This separates us from other value managers who focus on relative value or core value approaches and whose portfolio characteristics have higher Price/Earnings, Price/Book and Price/Cash Flow multiples. We assess valuation based on current price relative to long-term normalized earnings, which contrasts us to those that rely on Price/Book or dividend yield. We only invest in what we consider to be quality businesses that we believe should earn good returns on invested capital, and avoid volatile businesses and companies with excessive leverage. Other value investors may consider owning any business regardless of quality if they believe the price is low enough. Lastly, we only invest in businesses we can understand, and avoid those that are excessively complex or require specialized technical knowledge, even though they may appear cheap from a high-level perspective.

We construct our portfolio purely bottom up and without regard to what is or is not contained in a benchmark. We are concerned with concentration risk, and have strict limits on how much capital can be invested in any one position or any one industry. Our long portfolio is constructed to be balanced and diversified across approximately 33 positions, giving us exposure to many different types of companies and situations without sacrificing our strict investment standards.

Thank you for your continued trust and interest in Lyrical Asset Management.

Sincerely,

Andrew Wellington
Portfolio Manager

[1]	Using the median of all analyst earnings projections reported to FactSet.

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.lyricalvaluefunds.com or call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Funds as of May 31, 2018, please see the Schedules of Investments section of this Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

LYRICAL U.S. VALUE EQUITY FUND
PORTFOLIO INFORMATION
May 31, 2018 (Unaudited)

Lyrical U.S. Value Equity Fund vs S&P 500® Index
Sector Diversification

Top Ten Equity Holdings

Security Description	% of Net Assets
Broadcom, Inc.	7.8%
HCA Healthcare, Inc.	5.8%
Anthem, Inc.	5.7%
Aflac, Inc.	5.1%
EOG Resources, Inc.	4.9%
Suncor Energy, Inc.	4.9%
Celanese Corporation - Series A	4.7%
Corning, Inc.	4.6%
Ameriprise Financial, Inc.	4.4%
Western Digital Corporation	4.2%

4

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS May 31, 2018 (Unaudited)
COMMON STOCKS — 98.7%	Shares	Value
Consumer Discretionary — 9.6%
Auto Components — 4.1%
Adient plc	342,465	$18,232,837
Goodyear Tire & Rubber Company (The)	858,359	20,969,710
Tenneco, Inc.	190,271	8,406,173
		47,608,720
Household Durables — 2.8%
Whirlpool Corporation	228,241	33,037,885

Internet & Direct Marketing Retail — 2.7%
Qurate Retail, Inc. - Class A (a)	1,557,723	31,668,508

Energy — 13.2%
Energy Equipment & Services — 3.4%
National Oilwell Varco, Inc.	965,717	39,999,998

Oil, Gas & Consumable Fuels — 9.8%
EOG Resources, Inc.	487,732	57,459,707
Suncor Energy, Inc.	1,436,466	57,142,618
		114,602,325
Financials — 21.6%
Capital Markets — 6.9%
Affiliated Managers Group, Inc.	184,167	29,330,436
Ameriprise Financial, Inc.	368,181	51,040,932
		80,371,368
Insurance — 14.7%
Aflac, Inc.	1,327,870	59,833,822
Assurant, Inc.	216,810	20,239,214
Lincoln National Corporation	723,010	47,928,333
Willis Towers Watson plc	294,393	44,497,502
		172,498,871
Health Care — 11.5%
Health Care Providers & Services — 11.5%
Anthem, Inc.	299,706	66,360,902
HCA Healthcare, Inc.	665,320	68,621,105
		134,982,007
Industrials — 9.0%
Building Products — 3.1%
Johnson Controls International plc	1,073,339	36,021,257

Construction & Engineering — 1.3%
AECOM (a)	456,709	15,071,397

5

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.7% (Continued)	Shares	Value
Industrials — 9.0% (Continued)
Road & Rail — 1.5%
Avis Budget Group, Inc. (a)	324,066	$12,635,333
Hertz Global Holdings, Inc. (a)	334,294	5,044,497
		17,679,830
Trading Companies & Distributors — 3.1%
AerCap Holdings N.V. (a)	647,838	35,831,919

Information Technology — 26.6%
Communications Equipment — 2.6%
ARRIS International plc (a)	507,703	12,834,732
CommScope Holding Company, Inc. (a)	611,643	17,933,373
		30,768,105
Electronic Equipment, Instruments & Components — 7.7%
Corning, Inc.	1,990,525	54,082,564
Flex Ltd. (a)	1,805,951	25,084,659
Tech Data Corporation (a)	127,361	11,056,209
		90,223,432
IT Services — 2.9%
Western Union Company (The)	1,669,608	33,208,503

Semiconductors & Semiconductor Equipment — 7.8%
Broadcom, Inc.	363,004	91,502,418

Technology Hardware, Storage & Peripherals — 5.6%
NCR Corporation (a)	514,380	15,482,838
Western Digital Corporation	593,093	49,529,197
		65,012,035
Materials — 7.2%
Chemicals — 4.7%
Celanese Corporation - Series A	486,872	54,977,586

Containers & Packaging — 2.5%
Crown Holdings, Inc. (a)	444,132	19,248,681
Owens-Illinois, Inc. (a)	540,600	10,055,160
		29,303,841

Total Common Stocks (Cost $980,622,324)		$1,154,370,005

6

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.0%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 1.64% (b) (Cost $23,393,081)	23,393,081	$23,393,081

Total Investments at Value — 100.7% (Cost $1,004,015,405)		$1,177,763,086

Liabilities in Excess of Other Assets — (0.7%)		(8,140,133)

Net Assets — 100.0%		$1,169,622,953

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of May 31, 2018.
See accompanying notes to financial statements.

7

LYRICAL U.S. VALUE EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2018 (Unaudited)
ASSETS
Investments in securities:
At acquisition cost	$1,004,015,405
At value (Note 2)	$1,177,763,086
Receivable for capital shares sold	1,275,922
Dividends receivable	1,455,763
Other assets	46,843
Total assets	1,180,541,614

LIABILITIES
Payable for investment securities purchased	7,899,153
Payable for capital shares redeemed	1,647,150
Payable to Adviser (Note 4)	1,246,173
Payable to administrator (Note 4)	93,949
Accrued distribution fees (Note 4)	418
Other accrued expenses	31,818
Total liabilities	10,918,661

NET ASSETS	$1,169,622,953

NET ASSETS CONSIST OF:
Paid-in capital	$949,779,015
Accumulated net investment loss	(275,017)
Accumulated net realized gains from investment transactions	46,371,274
Net unrealized appreciation on investments	173,747,681
NET ASSETS	$1,169,622,953

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$1,136,561,887
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	64,256,512
Net asset value, offering price and redemption price per share (Note 2)	$17.69
INVESTOR CLASS
Net assets applicable to Investor Class	$33,061,066
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,879,922
Net asset value, offering price and redemption price per share (Note 2)	$17.59

See accompanying notes to financial statements.

8

LYRICAL U.S. VALUE EQUITY FUND STATEMENT OF OPERATIONS Six Months Ended May 31, 2018 (Unaudited)
INVESTMENT INCOME
Dividend income	$8,003,577
Foreign withholding taxes on dividends	(58,916)
Total investment income	7,944,661

EXPENSES
Investment advisory fees (Note 4)	7,426,056
Administration fees (Note 4)	376,312
Compliance fees (Note 4)	60,447
Fund accounting fees (Note 4)	60,176
Transfer agent fees (Note 4)	58,584
Custody and bank service fees	44,905
Distribution fees - Investor Class (Note 4)	44,166
Registration and filing fees	39,955
Postage and supplies	32,193
Professional fees	22,616
Networking fees	19,853
Printing of shareholder reports	6,736
Borrowing costs (Note 5)	6,225
Trustees' fees and expenses (Note 4)	4,934
Insurance expense	1,288
Other expenses	19,393
Total expenses	8,223,839
Expense reimbursements by Adviser (Note 4)	(3,374)
Gross expenses	8,220,465

NET INVESTMENT LOSS	(275,804)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from investments	62,057,253
Net realized gains from foreign currency transactions (Note 2)	2,325
Net change in unrealized appreciation (depreciation) on investments	(122,633,460)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(60,573,882)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(60,849,686)

See accompanying notes to financial statements.

9

LYRICAL U.S. VALUE EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017
FROM OPERATIONS
Net investment income (loss)	$(275,804)	$245,607
Net realized gains from investment transactions	62,057,253	75,451,576
Net realized gains from foreign currency transactions	2,325	—
Net change in unrealized appreciation (depreciation) on investments	(122,633,460)	145,782,822
Net increase (decrease) in net assets resulting from operations	(60,849,686)	221,480,005

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Class	(238,328)	(14,603,810)
From net investment income, Investor Class	—	(605,949)
From net realized gains, Institutional Class	(134,442)	(74,292,482)
From net realized gains, Investor Class	(4,379)	(2,522,861)
Decrease in net assets from distributions to shareholders	(377,149)	(92,025,102)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	196,280,673	340,448,217
Net asset value of shares issued in reinvestment of distributions to shareholders	271,386	67,241,541
Payments for shares redeemed	(117,126,038)	(408,713,799)
Net increase (decrease) in Institutional Class net assets from capital share transactions	79,426,021	(1,024,041)

Investor Class
Proceeds from shares sold	2,965,644	7,832,427
Net asset value of shares issued in reinvestment of distributions to shareholders	4,081	2,940,288
Payments for shares redeemed	(4,907,423)	(37,958,377)
Net decrease in Investor Class net assets from capital share transactions	(1,937,698)	(27,185,662)

TOTAL INCREASE IN NET ASSETS	16,261,488	101,245,200

NET ASSETS
Beginning of period	1,153,361,465	1,052,116,265
End of period	$1,169,622,953	$1,153,361,465

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(275,017)	$236,790

See accompanying notes to financial statements.

10

LYRICAL U.S. VALUE EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	10,600,551	19,205,975
Shares issued in reinvestment of distributions to shareholders	14,688	3,695,697
Shares redeemed	(6,340,096)	(22,805,199)
Net increase in shares outstanding	4,275,143	96,473
Shares outstanding at beginning of period	59,981,369	59,884,896
Shares outstanding at end of period	64,256,512	59,981,369

Investor Class
Shares sold	160,060	441,214
Shares issued in reinvestment of distributions to shareholders	220	162,690
Shares redeemed	(264,533)	(2,142,707)
Net decrease in shares outstanding	(104,253)	(1,538,803)
Shares outstanding at beginning of period	1,984,175	3,522,978
Shares outstanding at end of period	1,879,922	1,984,175

See accompanying notes to financial statements.

11

LYRICAL U.S. VALUE EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended May 31, 2018 (Unaudited)		Year Ended Nov. 30, 2017	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015		Year Ended Nov. 30, 2014		Period Ended Nov. 30, 2013 (a)
Net asset value at beginning of period	$18.62		$16.60	$15.63	$16.29		$13.78		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)(b)(c)	0.01 (b)	0.24	0.04		(0.00	)(c)	0.00	(c)
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.92)		3.54	1.40	(0.35)		2.66		3.78
Total from investment operations	(0.92)		3.55	1.64	(0.31)		2.66		3.78

Less distributions:
Dividends from net investment income	(0.01)		(0.24)	(0.04)	(0.00	)(c)	(0.00	)(c)	—
Distributions from net realized gains	(0.00	)(c)	(1.29)	(0.63)	(0.35)		(0.15)		—
Total distributions	(0.01)		(1.53)	(0.67)	(0.35)		(0.15)		—

Net asset value at end of period	$17.69		$18.62	$16.60	$15.63		$16.29		$13.78

Total return (d)	(4.96	%)(e)	21.70%	10.73%	(1.91%)		19.41%		37.80	%(e)

Net assets at end of period (000's)	$1,136,562		$1,116,584	$993,904	$590,582		$547,021		$97,948

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.37	%(f)	1.37%	1.38%	1.42%		1.45%		1.93	%(f)

Ratio of net expenses to average net assets	1.37	%(f)	1.37%	1.38%	1.42%		1.44	%(g)	1.45	%(f)(g)

Ratio of net investment income (loss) to average net assets	(0.04	%)(f)	0.03%	1.62%	0.24%		(0.00	%)(g)(h)	0.01	%(f)(g)

Portfolio turnover rate	14	%(e)	22%	36%	21%		20%		26	%(e)

(a)	Represents the period from the commencement of operations (February 4, 2013) through November 30, 2013.
(b)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses for the periods ended November 30, 2014 and 2013 (Note 4).
(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(h)	Amount rounds to less than 0.01%.
See accompanying notes to financial statements.

12

LYRICAL U.S. VALUE EQUITY FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended May 31, 2018 (Unaudited)		Year Ended Nov. 30, 2017		Year Ended Nov. 30, 2016		Year Ended Nov. 30, 2015		Period Ended Nov. 30, 2014 (a)
Net asset value at beginning of period	$18.54		$16.52		$15.57		$16.27		$14.68

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(b)	(0.05	)(b)	0.30		0.01		(0.01)
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.92)		3.53		1.28		(0.36)		1.60
Total from investment operations	(0.95)		3.48		1.58		(0.35)		1.59

Less distributions:
Distributions from net investment income	—		(0.17)		(0.00	)(c)	—		—
Distributions from net realized gains	(0.00	)(c)	(1.29)		(0.63)		(0.35)		—
Total distributions	(0.00	)(c)	(1.46)		(0.63)		(0.35)		—

Net asset value at end of period	$17.59		$18.54		$16.52		$15.57		$16.27

Total return (d)	(5.11	%)(e)	21.32%		10.36%		(2.19%)		10.83	%(e)

Net assets at end of period (000's)	$33,061		$36,777		$58,213		$61,375		$9,033

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.72	%(f)	1.70%		1.70%		1.72%		2.39	%(f)

Ratio of net expenses to average net assets	1.70	%(f)(g)	1.70%		1.70%		1.70	%(g)	1.70	%(f)(g)

Ratio of net investment income (loss) to average net assets	(0.37	%)(f)(g)	(0.32%)		1.39%		0.03	%(g)	(0.18	%)(f)(g)

Portfolio turnover rate	14	%(e)	22%		36%		21%		20	%(e)(h)

(a)	Represents the period from the commencement of operations (February 24, 2014) through November 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses for the periods ended May 31, 2018, November 30, 2015 and 2014 (Note 4).
(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(h)	Represents the year ended November 30, 2014.
See accompanying notes to financial statements.

13

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2018 (Unaudited)

1. Organization

Lyrical U.S. Value Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek to achieve long-term capital growth.

The Fund offers two classes of shares: Institutional Class shares (sold without any sales loads and distribution and/or shareholder service fees and requiring a $100,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $2,500 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

14

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$1,154,370,005	$—	$—	$1,154,370,005
Money Market Funds	23,393,081	—	—	23,393,081
Total	$1,177,763,086	$—	$—	$1,177,763,086

Refer to the Fund’s Schedule of Investments for a listing of securities by industry type. As of May 31, 2018, the Fund did not have any transfers between Levels. In addition, the Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2018. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

15

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Foreign currency translation – Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of the Fund based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of the Fund based upon its proportionate share of total net assets of the Fund

Distributions to shareholders – The Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders by the Fund during the periods ended May 31, 2018 and November 30, 2017 was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
05/31/2018	$377,149	$—	$377,149
11/30/2017	$21,153,113	$70,871,989	$92,025,102

16

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2018:

Tax cost of portfolio investments	$1,019,588,980
Gross unrealized appreciation	$246,578,386
Gross unrealized depreciation	(88,404,280)
Net unrealized appreciation	158,174,106
Accumulated net ordinary loss	(275,017)
Other capital gains	61,944,849
Accumulated earnings	$219,843,938

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

For the six months ended May 31, 2018, the Fund reclassified $2,325 of net realized gains on foreign currency transactions against accumulated net investment loss on the Statement of Assets and Liabilities. This reclassification is the result of permanent differences between the financial statement and income tax reporting requirements. This has no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all

17

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

open tax periods (periods ended November 30, 2014 through November 30, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended May 31, 2018, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $211,248,601 and $157,677,065, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Lyrical Asset Management L.P. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% of average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until March 31, 2019, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business to amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

Institutional Class	Investor Class
1.45%	1.70%

Accordingly, during the six months ended May 31, 2018, the Adviser reimbursed other operating expenses of $3,374 for Investor Class shares.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of May 31, 2018, the Adviser may seek repayment of expense reimbursements of $3,374 no later than May 31, 2021.

18

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and by the Investor Class shares of the Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus and/or the Distributor.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits Investor Class shares of the Fund to directly incur or reimburse the Fund’s principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. The Fund has not adopted a plan of distribution with respect to the Institutional Class shares. During the six months ended May 31, 2018, the Investor Class shares incurred $44,166 of distribution fees under the Plan.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

19

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of May 31, 2018, the following shareholders owned of record 5% or more of the outstanding shares of each class of the Fund:

NAME OF RECORD OWNER	% Ownership
Lyrical U.S. Value Equity Fund - Institutional Class
Morgan Stanley Smith Barney LLC (for the benefit of its customers)	17%
Charles Schwab & Company, Inc. (for the benefit of its customers)	15%
Merrill Lynch, Pierce Fenner & Smith (for the benefit of its customers)	13%
Lyrical U.S. Value Equity Fund - Investor Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	73%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Borrowing Costs

From time to time, the Fund may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Fund will incur borrowing costs charged by the custodian. Accordingly, during the six months ended May 31, 2018, the Fund incurred $6,225 of borrowing costs charged by the custodian.

6. Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of May 31, 2018, the Fund had 26.6% of the value of its net assets invested in stocks within the Information Technology sector.

As part of the Fund’s principal investment strategies, the Adviser monitors the Fund’s sector exposure to ensure the Fund’s portfolio is adequately diversified.

20

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

21

LYRICAL U.S. VALUE EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2017) and held until the end of the period (May 31, 2018).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

22

LYRICAL U.S. VALUE EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Lyrical U.S. Value Equity Fund
Institutional Class
Based on Actual Fund Returns	$ 1,000.00	$ 950.40	1.37%	$ 6.66
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.10	1.37%	$ 6.89
Investor Class
Based on Actual Fund Returns	$ 1,000.00	$ 948.90	1.70%	$ 8.26
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,016.45	1.70%	$ 8.55

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

23

LYRICAL U.S. VALUE EQUITY FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-884-8099. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE LYRICAL U.S. VALUE EQUITY FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number

■   Assets

■   Retirement Assets

■   Transaction History

■   Checking Account Information

■   Purchase History

■   Account Balances

■   Account Transactionss

■   Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-884-8099

25

Who we are
Who is providing this notice?	Lyrical U.S. Value Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■  Open an account

■  Provide account information

■  Give us your contact information

■  Make deposits or withdrawals from your account

■  Make a wire transfer

■  Tell us where to send the money

■  Tell us who receives the money

■  Show your government-issued ID

■  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  Sharing for affiliates’ everyday business purposes –
information about your creditworthiness

■  Affiliates from using your information to market to you

■  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Lyrical Asset Management LP, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund do not jointly market.

26

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RYAN LABS CORE BOND FUND

(RLCBX)

RYAN LABS LONG CREDIT FUND

(RLLCX)

Semi-Annual Report

May 31, 2018

(Unaudited)

RYAN LABS FUNDS LETTER TO SHAREHOLDERS	June 22, 2018

Dear Shareholders,

Following is the Semi-Annual Report to shareholders of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund (collectively, the “Funds”) for the H1 2018. On behalf of the investment manager, Ryan Labs Asset Management, Inc., we would like to thank you for your continued investment.

MARKET RECAP

Lingering effects of the blow up in the CBOE volatility Index (“VIX”) could be felt throughout the 2nd quarter, as volatility throughout the capital markets remained elevated and investment grade credit spreads stayed stubbornly wide. With geopolitical tensions throughout the quarter on a number of fronts, the markets saw knee jerk reactions to new news coming from overseas. This ranged from populist governments on the rise in Spain and Italy, to the rollercoaster relationship with North Korea and the U.S. Fundamentally, US corporations continued to largely deliver on earnings and revenue growth, as the equity market digested a slew of first quarter earnings reports. However, the story is more mixed in credit as leverage is at multiyear highs which has dampened the enthusiasm on operating performance. For the 3 months ending May, on a total return basis, Utilities was the best performing sector in investment grade corporate credit. In US Treasuries, the 10-year yield rose on increased inflation fears and worry that the Fed may have trouble balancing higher GDP growth with rate hikes, and attempting to maintain a “goldilocks” environment of low inflation and strong growth. We have seen two rate hikes in 2018, one in March and one in June, and the Fed indicated that it expects to raise rates two more times this year. The current benchmark rate is between 1.75% to 2%. Currently, the market has priced an 85% probability of a September 2018 rate hike. In the investment grade structured markets, Agency MBS underperformed on increased rate volatility while ABS and CMBS mezzanine credit stayed relatively well-bid. From a fundamental perspective, standalone special purpose vehicles (SPVs) backed by US auto loans tied to consumer credit or commercial mortgages tied to US real estate fundamentals, remained relatively insulated from some of the broader international negative macro market dynamics that we experienced this past quarter.

RYAN LABS CORE BOND FUND (RLCBX)

INVESTMENT PHILOSOPHY

The investment objective of Ryan Labs Core Bond Fund (the “Core Bond Fund”) is to seek total return (consisting of current income and capital appreciation) versus the Bloomberg Barclays U.S. Aggregate Bond Index (the “Core Bond Benchmark”). The Core Bond Fund seeks this investment objective while providing protection against interest rate risk. We attempt to accomplish this investment objective by investing at least 80% of Core Bond Fund assets in U.S. dollar-denominated, investment-grade debt securities. The portfolio’s sensitivity to interest rate changes is intended to track the market for domestic, investment-grade fixed-income securities. The modified duration of the Core Bond Fund’s investment portfolio at the end of each calendar month will typically be within half a year of the Core Bond Benchmark. The primary strategies utilized for value-add are sector rotation, issue selection, and yield curve positioning.

PERFORMANCE SUMMARY

For the six-month period ended May 31, 2018, the Core Bond Fund returned -0.72% compared to the Core Bond Benchmark return of -1.04%, outperforming the Benchmark by 0.32%. The Core Bond Fund’s portfolio was overweight Securitized products relative to the Core Bond Benchmark. For the quarter ending May 31, 2018, the Core Bond Fund returned +0.43% compared to the Core Bond Benchmark return of +0.61%, underperforming by 17bps. The top 5 outperformers included CMBS issuers and ONEOK Inc. Insurance companies like Voya, Brighthouse Financial and European credits like Intesa and Enel SpA contributed to underperformance.

RYAN LABS LONG CREDIT FUND

INVESTMENT PHILOSOPHY

The investment objective of Ryan Labs Long Credit Fund (the “Long Credit Fund”) is to seek total return (consisting of current income and capital appreciation). The benchmark for this strategy is the Bloomberg Barclays U.S. Long Credit Index (the “Long Credit Benchmark”). We attempt to accomplish this investment objective by investing at least 80% of Long Credit Fund’s net assets in U.S. dollar-denominated investment-grade debt securities. The portfolio’s sensitivity to interest rate changes is intended to track the market for domestic, investment-grade fixed-income securities. The modified duration of the Long Credit Fund’s investment portfolio at the end of each calendar month will typically be within half a year of the Long Credit Benchmark. The primary strategies utilized for value-add are sector rotation, issue selection, and yield curve positioning.

PERFORMANCE SUMMARY

For the six month period ended May 31, 2018, the Long Credit Fund’s total return was -3.34% compared to the Long Credit Benchmark return of -3.34%. For the quarter ending May 31, 2018, the Long Credit Fund -0.74% compared to the Long Credit Benchmark return of -0.75%, underperforming by 1bp. The portfolio was underweight industrials while being overweight the Financials and Utilities sectors. Positive security selection within the Industrials and Financials sectors was offset by an underweight in the Government related sector (ex-Treasuries). Top performers included Banks like Capital One, Westpac and Goldman Sachs along with Alibaba and China National Offshore Oil Corp. Underperformers were AIG, Newell, Celgene, Brighthouse Financial and Enel SpA.

OUTLOOK

We think corporate fundamentals continue to look strong, particularly with continued improvement in GDP growth correlating with strong revenue performance and earnings from US corporations. At the same time, other factors make us cautious, if not outright bearish. Non-financial debt/EBITDA remains at multi year highs. Additionally, other macroeconomic factors point to a late credit and economic cycle. The Fed overshooting on front end rate hikes with an already-flat yield curve is a common pre-recession event to watch out for. The yield curve, whether its 2’s 10’s or 10’s 30’s, has already flattened substantially. As it stands now, forecasts for this quarter real GDP growth are exceeding 4% and inflation remains near the Fed’s comfort zone. Striking this delicate balance has always been a challenge in managing the “goldilocks” economy.

Richard Familetti
President, Ryan Labs Asset Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-561-3087.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus, please visit our website at www.ryanlabsfunds.com or call 1-866-561-3087 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ Adviser with respect to those securities may change at any time. For a complete list of securities held by the Funds as of May 31, 2018, please see the Schedules of Investments sections of the Semi-Annual Report.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

RYAN LABS CORE BOND FUND
PORTFOLIO INFORMATION
May 31, 2018 (Unaudited)

Asset Allocation (% of Net Assets)

Top 10 Bond Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 1.375%, due 10/31/2020	6.1%
U.S. Treasury Notes, 2.250%, due 11/15/2027	2.8%
Federal National Mortgage Association, Pool #MA3305, 3.500%, due 03/01/2048	2.0%
Federal Home Loan Mortgage Corporation, Pool #G08707, 4.000%, due 05/01/2046	1.8%
Federal Home Loan Mortgage Corporation, Pool #G08737, 3.000%, due 12/01/2046	1.8%
U.S. Treasury Bonds, 4.500%, due 02/15/2036	1.6%
U.S. Treasury Notes, 2.750%, due 02/15/2028	1.6%
Government National Mortgage Association, Pool #MA3937, 3.500%, due 09/20/2046	1.3%
Federal National Mortgage Association, Pool #MA3240, 4.500%, due 01/01/2048	1.3%
Federal National Mortgage Association, Pool #AB5379, 3.500%, due 06/01/2042	1.2%

RYAN LABS LONG CREDIT FUND
PORTFOLIO INFORMATION
May 31, 2018 (Unaudited)

Asset Allocation (% of Net Assets)

Top 10 Bond Holdings

Security Description	% of Net Assets
U.S. Treasury Bonds, 2.750%, due 11/15/2047	3.0%
Goldman Sachs Group, Inc. (The), 6.125%, due 02/15/2033	2.3%
U.S. Treasury Bonds, 3.000%, due 02/15/2048	2.2%
Wells Fargo & Company, 3.900%, due 05/01/2045	2.2%
JPMorgan Chase & Company, 3.882%, due 07/24/2038	1.8%
Verizon Communications, Inc., 4.400%, due 11/01/2034	1.7%
CVS Health Corporation, 5.050%, due 03/25/2048	1.7%
Comcast Corporation, 4.250%, due 01/15/2033	1.6%
United Mexican States, 4.750%, due 03/08/2044	1.6%
AT&T, Inc., 4.350%, due 06/15/2045	1.6%

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS May 31, 2018 (Unaudited)
U.S. TREASURY OBLIGATIONS — 23.2%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 16.5%
U.S. Treasury Notes	1.000%	11/15/19	$900,000	$882,668
U.S. Treasury Notes	2.000%	01/31/20	325,000	323,007
U.S. Treasury Notes	1.500%	08/15/20	600,000	587,789
U.S. Treasury Notes	1.375%	08/31/20	1,000,000	976,328
U.S. Treasury Notes	1.375%	10/31/20	6,000,000	5,844,844
U.S. Treasury Notes	1.875%	12/15/20	1,010,000	994,811
U.S. Treasury Notes	1.125%	02/28/21	200,000	192,641
U.S. Treasury Notes	2.125%	09/30/21	360,000	354,727
U.S. Treasury Notes	1.875%	07/31/22	330,000	320,190
U.S. Treasury Notes	2.000%	11/30/22	127,000	123,557
U.S. Treasury Notes	1.500%	02/28/23	285,000	270,338
U.S. Treasury Notes	2.750%	04/30/23	620,000	622,349
U.S. Treasury Notes	2.250%	02/15/27	80,000	76,431
U.S. Treasury Notes	2.375%	05/15/27	110,000	106,064
U.S. Treasury Notes	2.250%	08/15/27	102,000	97,179
U.S. Treasury Notes	2.250%	11/15/27	2,810,000	2,673,891
U.S. Treasury Notes	2.750%	02/15/28	1,515,000	1,504,288
				15,951,102
U.S. Treasury Bonds — 6.7%
U.S. Treasury Bonds	5.375%	02/15/31	485,000	615,154
U.S. Treasury Bonds	4.500%	02/15/36	1,235,000	1,513,743
U.S. Treasury Bonds	5.000%	05/15/37	165,000	215,924
U.S. Treasury Bonds	4.375%	02/15/38	55,000	67,166
U.S. Treasury Bonds	4.500%	05/15/38	415,000	515,346
U.S. Treasury Bonds	4.250%	05/15/39	810,000	978,613
U.S. Treasury Bonds	3.000%	05/15/42	1,085,000	1,092,332
U.S. Treasury Bonds	2.875%	11/15/46	80,000	78,291
U.S. Treasury Bonds	3.000%	02/15/47	60,000	60,190
U.S. Treasury Bonds	2.750%	08/15/47	265,000	252,744
U.S. Treasury Bonds	2.750%	11/15/47	1,150,000	1,096,678
				6,486,181
Total U.S. Treasury Obligations (Cost $22,799,060)				$22,437,283

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 38.3%	Coupon	Maturity	Par Value	Value
Commercial — 19.5%
AMSR Mortgage Trust, Series 2016-SFR1, Class D, 144A (1MO LIBOR + 240) (a)	4.338%	11/17/33	$1,000,000	$1,004,842
Banc of America Merrill Lynch Mortgage Trust, Series 2014-FRR5, Class A-K37, 144A (a)	2.667%	01/27/47	400,000	352,440
Barclays Commercial Mortgage Securities Trust, Series 2018-TALL, Class C, 144A (1MO LIBOR + 112) (a)	3.017%	03/15/37	650,000	649,597
Commercial Mortgage Trust, Series 2012-CR5, Class E, 144A (a)	4.319%	12/10/45	410,000	366,531
Commercial Mortgage Trust, Series 2013-CR7, Class D, 144A (a)	4.426%	03/10/46	410,000	295,128
Commercial Mortgage Trust, Series 2014-CR19, Class D, 144A (a)	4.872%	08/10/47	265,000	231,749
Commercial Mortgage Trust, Series 2016-CR28, Class D (a)	4.051%	02/10/49	310,000	288,660
Credit Suisse Mortgage Trust, Series 2013-IVR3, Class A1, 144A	2.500%	05/25/43	421,214	394,372
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class D (a)	3.502%	08/15/48	458,687	370,662
FREMF Mortgage Trust, Series 2013-K33, Class C, 144A (a)	3.615%	08/25/46	580,000	557,048
FREMF Mortgage Trust, Series 2015-K44, Class C, 144A (a)	3.809%	01/25/48	620,000	589,628
FREMF Mortgage Trust, Series 2015-K45, Class C, 144A (a)	3.713%	04/25/48	315,000	298,953
FREMF Mortgage Trust, Series 2015-K46, Class C, 144A (a)	3.818%	04/25/48	250,000	236,510
FREMF Mortgage Trust, Series 2016-K55, Class C, 144A (a)	4.294%	04/25/49	330,000	316,804
FREMF Mortgage Trust, Series 2016-K56, Class C, 144A (a)	4.072%	06/25/49	830,000	798,159
FREMF Mortgage Trust, Series 2017-K726, Class B, 144A (a)	4.107%	07/25/49	530,000	521,716
FREMF Mortgage Trust, Series 2016-K57, Class C, 144A (a)	4.052%	08/25/49	350,000	328,427
FREMF Mortgage Trust, Series 2017-K729, Class B, 144A (a)	3.800%	11/25/49	610,000	597,950
Goldman Sachs Mortgage Securities Trust, Series 2011-GC3, Class D, 144A (a)	5.825%	03/10/44	320,000	326,969

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 38.3% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 19.5% (Continued)
Goldman Sachs Mortgage Securities Trust, Series 2011-GC3, Class E, 144A	5.000%	03/10/44	$315,000	$297,046
Goldman Sachs Mortgage Securities Trust, Series 2012-GC6, Class C, 144A (a)	5.840%	01/10/45	375,000	390,854
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class C (a)	4.378%	10/15/48	235,000	225,649
JPMCC Commercial Mortgage Securities Trust, Series 2016-NINE, Class A, 144A (a)	2.949%	10/06/38	70,000	66,145
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class D, 144A (a)	0.000%	06/15/51	295,000	233,838
JPMorgan Mortgage Trust, Series 2017-3, Class 1A3, 144A	3.500%	08/25/47	523,304	515,209
JPMorgan Mortgage Trust, Series 2018-3, Class A5, 144A	3.500%	04/25/48	460,974	456,725
JPMorgan Mortgage Trust, Series 2018-1, Class A3, 144A	3.500%	06/25/48	196,163	192,761
JPMorgan Mortgage Trust, Series 2018-1, Class A5, 144A	3.500%	06/25/48	222,337	220,287
JPMorgan Mortgage Trust, Series 2018-4, Class A15, 144A	3.500%	10/25/48	396,768	395,249
OCP CLO Ltd., Series 2016-12A, Class A1, 144A (3MO LIBOR + 157) (a)	3.925%	10/18/28	1,050,000	1,051,998
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1, 144A	3.872%	01/05/43	624,000	593,346
Shackleton CLO Ltd., Series 2017-10A, Class A, 144A (3MO LIBOR + 133) (a)	3.074%	04/20/29	890,000	891,835
Towd Point Mortgage Trust, Series 2015-1, Class A5, 144A (a)	3.555%	10/25/53	835,000	851,981
Towd Point Mortgage Trust, Series 2017-1, Class M2, 144A	3.750%	10/25/56	740,000	726,782
Towd Point Mortgage Trust, Series 2016-5, Class M2, 144A	3.375%	10/25/57	620,000	592,519
Tralee CDO Ltd., Series 2013-1A, Class AR, 144A (3MO LIBOR + 132) (a)	3.678%	07/20/29	640,000	642,015
UBS Commercial Mortgage Trust, Series 2018-NYCHC, Class D, 144A (1MO LIBOR + 210) (a)	3.996%	02/15/32	450,000	449,039

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 38.3% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 19.5% (Continued)
UBS Commercial Mortgage Trust, Series 2018-C10, Class C (a) (b)	5.262%	05/15/51	$480,000	$477,438
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class E, 144A (a)	6.252%	01/10/45	810,000	782,304
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class D, 144A (a)	4.501%	09/15/50	320,000	291,254
				18,870,419
Federal Home Loan Mortgage Corporation — 8.9%
Federal Home Loan Mortgage Corporation, Pool #J19087	3.000%	05/01/27	261,962	262,563
Federal Home Loan Mortgage Corporation, Pool #G18481	3.000%	09/01/28	189,207	189,351
Federal Home Loan Mortgage Corporation, Pool #G18622	2.500%	12/01/31	339,265	330,679
Federal Home Loan Mortgage Corporation, Pool #A93093	4.500%	07/01/40	83,800	88,425
Federal Home Loan Mortgage Corporation, Pool #A94472	4.000%	10/01/40	143,503	147,987
Federal Home Loan Mortgage Corporation, Series 4667, Class LA	3.500%	01/15/43	916,600	926,273
Federal Home Loan Mortgage Corporation, Series 2018-HRP1, Class M-2, 144A (a)	3.588%	04/25/43	210,000	211,618
Federal Home Loan Mortgage Corporation, Pool #Q19470	3.000%	06/01/43	180,782	176,876
Federal Home Loan Mortgage Corporation, Pool #Q20576	3.000%	08/01/43	336,452	329,240
Federal Home Loan Mortgage Corporation, Pool #G08572	3.500%	02/01/44	117,959	118,630
Federal Home Loan Mortgage Corporation, Series 4791, Class L	4.000%	05/15/44	262,998	270,530
Federal Home Loan Mortgage Corporation, Pool #G08659	3.500%	08/01/45	922,766	924,586
Federal Home Loan Mortgage Corporation, Pool #G08677	4.000%	11/01/45	490,312	503,345
Federal Home Loan Mortgage Corporation, Pool #G08707	4.000%	05/01/46	1,736,335	1,777,118
Federal Home Loan Mortgage Corporation, Pool #G08737	3.000%	12/01/46	1,769,465	1,718,990

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 38.3% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 8.9% (Continued)
Federal Home Loan Mortgage Corporation, Pool #G08772	4.500%	06/01/47	$596,638	$623,329
				8,599,540
Federal National Mortgage Association — 8.0%
Federal National Mortgage Association, Pool #AJ7494	3.000%	12/01/26	190,655	190,912
Federal National Mortgage Association, Pool #AB5490	3.000%	07/01/27	61,847	61,930
Federal National Mortgage Association, Pool #AE0443	6.500%	10/01/39	17,669	19,705
Federal National Mortgage Association, Pool #AB5379	3.500%	06/01/42	1,164,989	1,170,691
Federal National Mortgage Association, Pool #AB6670	3.000%	10/01/42	158,963	155,798
Federal National Mortgage Association, Pool #AB9345	3.000%	05/01/43	316,436	309,736
Federal National Mortgage Association, Pool #AB9350	3.000%	05/01/43	140,457	137,510
Federal National Mortgage Association, Pool #AB9558	3.000%	06/01/43	333,997	326,926
Federal National Mortgage Association, Pool #AT5860	3.500%	06/01/43	591,939	594,132
Federal National Mortgage Association, Pool #AL4010	3.500%	07/01/43	143,449	144,069
Federal National Mortgage Association, Pool #AL5625	3.500%	03/01/44	88,477	88,905
Federal National Mortgage Association, Pool #AL5538	4.000%	07/01/44	59,841	61,625
Federal National Mortgage Association, Pool #AS5165	3.000%	06/01/45	185,492	181,212
Federal National Mortgage Association, Pool #MA3088	4.000%	08/01/47	474,096	485,278
Federal National Mortgage Association, Pool #MA3143	3.000%	09/01/47	72,643	70,614
Federal National Mortgage Association, Pool #MA3238	3.500%	01/01/48	548,063	548,065
Federal National Mortgage Association, Pool #MA3240	4.500%	01/01/48	1,193,051	1,249,152
Federal National Mortgage Association, Pool #MA3305	3.500%	03/01/48	1,931,723	1,930,945
				7,727,205

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 38.3% (Continued)	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 1.9%
Government National Mortgage Association, Pool #5175	4.500%	09/20/41	$75,464	$79,499
Government National Mortgage Association, Pool #MA3937	3.500%	09/20/46	1,267,553	1,276,673
Government National Mortgage Association, Series 2015-41, Class C (a)	3.154%	01/16/57	490,000	451,929
				1,808,101
Total Mortgage-Backed Securities (Cost $37,629,798)				$37,005,265

ASSET-BACKED SECURITIES — 11.8%	Coupon	Maturity	Par Value	Value
American Credit Acceptance Receivables Trust, Series 2017-3, Class D, 144A	3.430%	10/10/23	$330,000	$330,115
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class D	3.180%	07/18/23	410,000	406,102
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D	3.820%	03/18/24	240,000	241,532
CIM Trust, Series 2018-R3, Class A2, 144A (b)	4.000%	09/25/57	480,000	475,560
Commonbond Student Loan Trust, Series 2018-AGS, Class B, 144A	3.580%	02/25/44	225,000	225,316
Drive Auto Receivables Trust, Series 2017-BA, Class D, 144A	3.720%	10/17/22	440,000	443,087
Drive Auto Receivables Trust, Series 2017-3, Class D, 144A	3.530%	12/15/23	1,000,000	998,556
Drive Auto Receivables Trust, Series 17-AA, Class D, 144A	4.160%	05/15/24	400,000	406,766
Drive Auto Receivables Trust, Series 2018-1, Class D	3.810%	05/15/24	620,000	620,034
Drive Auto Receivables Trust, Series 2018-2, Class D	4.140%	08/15/24	290,000	292,084
Exeter Automobile Receivables Trust, Series 2016-3A, Class C, 144A	4.220%	06/15/22	980,000	992,173
Exeter Automobile Receivables Trust, Series 2017-3A, Class C, 144A	3.680%	07/17/23	560,000	560,424
Exeter Automobile Receivables Trust, Series 2018-2A, Class D, 144A	4.040%	03/15/24	425,000	425,485

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ASSET-BACKED SECURITIES — 11.8% (Continued)	Coupon	Maturity	Par Value	Value
Harley Marine Financing, LLC, Series 2018-1A, Class A2, 144A (a)	5.681%	05/15/43	$660,000	$674,190
Hertz Vehicle Financing, LLC, Series 2018-1A, Class B, 144A	3.600%	02/25/24	260,000	255,872
Hertz Vehicle Financing, LLC, Series 2018-1A, Class C, 144A	4.390%	02/25/24	240,000	236,396
MVW Owner Trust, Series 2013-1A, Class B, 144A	2.740%	04/22/30	24,409	24,029
Santander Drive Auto Receivables Trust, Series 2016-3, Class D	2.800%	08/15/22	660,000	653,616
Santander Drive Auto Receivables Trust, Series 2018-1, Class D	3.320%	03/15/24	280,000	277,693
Shops at Crystals Trust, Series 2016-CSTL, Class D, 144A	3.731%	07/05/36	510,000	461,172
Sierra Receivables Funding Company, LLC, Series 2016-3A, Class B, 144A	2.630%	10/20/33	191,882	185,806
SoFi Consumer Loan Program Trust, Series 2017-3, Class B, 144A (a)	3.850%	05/25/26	200,000	200,561
SoFi Consumer Loan Program Trust, Series 2017-5, Class B, 144A	3.690%	09/25/26	534,000	531,806
SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 144A	3.650%	02/25/27	410,000	407,951
SoFi Consumer Loan Program Trust, Series 2018-2, Class C, 144A	4.250%	04/26/27	760,000	760,000
Westlake Automobile Receivables Trust, Series 2018-1A, Class D, 144A	3.410%	05/15/23	325,000	323,633
Total Asset-Backed Securities (Cost $11,419,722)				$11,409,959

CORPORATE BONDS — 24.9%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 0.6%
Alibaba Group Holding Ltd.	2.500%	11/28/19	$205,000	$203,886
Alibaba Group Holding Ltd.	3.600%	11/28/24	345,000	341,276
Charter Communications Operating, LLC/CAP	5.375%	05/01/47	75,000	69,953
				615,115
Consumer Staples — 0.5%
Kroger Company (The)	4.450%	02/01/47	515,000	473,074

Energy — 4.6%
Andeavor	4.750%	12/15/23	520,000	543,159

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 24.9% (Continued)	Coupon	Maturity	Par Value	Value
Energy — 4.6% (Continued)
Boardwalk Pipelines, L.P.	4.450%	07/15/27	$500,000	$491,752
Cenovus Energy, Inc.	6.750%	11/15/39	450,000	508,940
Colonial Pipeline Corporation, 144A	4.250%	04/15/48	90,000	88,298
Enable Midstream Partners, L.P.	4.400%	03/15/27	505,000	490,149
Kinder Morgan, Inc.	3.150%	01/15/23	178,000	172,722
Motiva Enterprises, LLC, 144A	6.850%	01/15/40	320,000	385,911
MPLX, L.P.	4.700%	04/15/48	60,000	57,434
ONEOK, Inc.	4.950%	07/13/47	505,000	511,983
Sabine Pass Liquefaction, LLC	5.000%	03/15/27	530,000	547,019
Shell International Finance B.V.	1.875%	05/10/21	185,000	179,459
TC Pipelines, L.P.	4.375%	03/13/25	290,000	290,067
TC Pipelines, L.P.	3.900%	05/25/27	180,000	171,184
				4,438,077
Financials — 7.9%
Air Lease Corporation	2.125%	01/15/20	250,000	245,583
American Financial Group, Inc.	4.500%	06/15/47	440,000	424,433
Bank of America Corporation	3.004%	12/20/23	430,000	418,221
Bank of America Corporation	3.705%	04/24/28	340,000	328,559
Bank of Montreal	1.500%	07/18/19	200,000	197,399
Berkshire Hathaway, Inc.	2.100%	08/14/19	80,000	79,671
Boral Finance Properties Ltd., 144A	3.000%	11/01/22	380,000	369,050
Brighthouse Financial, Inc.	4.700%	06/22/47	515,000	449,776
Capital One Bank	3.375%	02/15/23	220,000	214,942
Citigroup, Inc.	4.450%	09/29/27	265,000	262,528
Credit Suisse AG of New York	3.625%	09/09/24	586,000	581,712
General Motors Financial Company, Inc.	3.250%	01/05/23	140,000	136,349
General Motors Financial Company, Inc.	4.350%	01/17/27	405,000	398,035
Goldman Sachs Group, Inc. (The)	3.850%	01/26/27	314,000	304,676
Goldman Sachs Group, Inc. (The)	4.017%	10/31/38	415,000	383,942
Huntington Bancshares, Inc.	2.600%	08/02/18	115,000	115,020
Hyundai Capital America, 144A	2.600%	03/19/20	235,000	231,542
Intesa Sanpaolo S.P.A., 144A	3.875%	07/14/27	350,000	307,268
JPMorgan Chase & Company	3.625%	12/01/27	490,000	463,208
Morgan Stanley	3.950%	04/23/27	280,000	270,214
SMBC Aviation Capital Finance Designated Activity, 144A	2.650%	07/15/21	325,000	315,797
Sumitomo Mitsui Financial Group, Inc.	2.442%	10/19/21	435,000	422,289
Sumitomo Mitsui Financial Group, Inc.	2.784%	07/12/22	290,000	281,973

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 24.9% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 7.9% (Continued)
Voya Financial, Inc.	4.800%	06/15/46	$415,000	$416,677
				7,618,864
Health Care — 1.4%
Celgene Corporation	4.350%	11/15/47	445,000	402,294
CVS Health Corporation	5.050%	03/25/48	510,000	523,048
UnitedHealth Group, Inc.	3.750%	10/15/47	420,000	393,993
				1,319,335
Information Technology — 3.4%
Arrow Electronics, Inc.	3.250%	09/08/24	310,000	291,548
Arrow Electronics, Inc.	3.875%	01/12/28	505,000	480,609
Broadcom Corporation/Broadcom Cayman Finance Ltd.	3.875%	01/15/27	540,000	515,540
Dell, Inc., 144A	8.350%	07/15/46	370,000	449,929
Motorola Solutions, Inc.	3.750%	05/15/22	590,000	588,604
Oracle Corporation	4.000%	11/15/47	55,000	53,956
Seagate HDD Cayman	4.875%	03/01/24	270,000	263,163
Seagate HDD Cayman	4.875%	06/01/27	180,000	168,592
Tech Data Corporation	4.950%	02/15/27	480,000	478,238
				3,290,179
Materials — 1.5%
CRH America Finance, Inc., 144A	4.500%	04/04/48	255,000	241,603
Domtar Corporation	6.750%	02/15/44	320,000	340,432
Glencore Funding, LLC, 144A	4.000%	03/27/27	460,000	439,398
LyondellBasell Industries N.V.	5.000%	04/15/19	33,000	33,470
Monsanto Company	5.500%	08/15/25	315,000	342,359
				1,397,262
Real Estate — 1.6%
Alexandria Real Estate Equities, Inc.	3.450%	04/30/25	450,000	431,767
Crown Castle International Corporation	3.200%	09/01/24	550,000	525,111
Crown Castle International Corporation	4.750%	05/15/47	260,000	253,667
Hospitality Properties Trust	4.375%	02/15/30	60,000	55,674
Hudson Pacific Properties, L.P.	3.950%	11/01/27	265,000	250,465
				1,516,684
Telecommunication Services — 2.3%
Américan Móvil S.A.B. de C.V.	5.000%	10/16/19	380,000	390,139
AT&T, Inc.	4.250%	03/01/27	250,000	248,446
AT&T, Inc.	5.250%	03/01/37	263,000	267,203
Sprint Spectrum, L.P., 144A	3.360%	03/20/23	857,500	851,069
Verizon Communications, Inc.	5.500%	03/16/47	465,000	492,271
				2,249,128

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 24.9% (Continued)	Coupon	Maturity	Par Value	Value
Utilities — 1.1%
Buckeye Partners, L.P.	2.650%	11/15/18	$125,000	$124,846
ENEL Finance International N.V., 144A	4.750%	05/25/47	515,000	491,643
Oglethorpe Power Corporation	6.100%	03/15/19	60,000	61,491
Southern California Edison Company	4.000%	04/01/47	430,000	419,082
				1,097,062
Total Corporate Bonds (Cost $24,786,305)				$24,014,780

INTERNATIONAL BONDS — 0.1%	Coupon	Maturity	Par Value	Value
United Mexican States (Cost $102,809)	4.000%	10/02/23	$100,000	$100,150

MONEY MARKET FUNDS — 1.6%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 1.64% (c) (Cost $1,528,991)	1,528,991	$1,528,991

Total Investments at Value - 99.9% (Cost $98,266,685)		$96,496,428

Other Assets in Excess of Liabilities — 0.1%		100,189

Net Assets — 100.0%		$96,596,617

144A -	This security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $30,810,034 as of May 31, 2018, representing 31.9% of net assets (Note 6).
LIBOR -	London interbank offered rate.

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.
(b)	Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $952,998 as of May 31, 2018, representing 1.0% of net assets (Note 2).
(c)	The rate shown is the 7-day effective yield as of May 31, 2018.
See accompanying notes to financial statements.

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS May 31, 2018 (Unaudited)
U.S. TREASURY OBLIGATIONS — 5.2%	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds — 5.2%
U.S. Treasury Bonds	2.750%	11/15/47	$2,780,000	$2,651,099
U.S. Treasury Bonds	3.000%	02/15/48	2,010,000	2,015,810
Total U.S. Treasury Obligations (Cost $4,493,834)				$4,666,909

MORTGAGE-BACKED SECURITIES — 0.1%	Coupon	Maturity	Par Value	Value
Commercial — 0.1%
Commercial Mortgage Trust, Series 2013-CR7, Class D, 144A (a) (Cost $71,985)	4.426%	03/10/46	$82,500	$59,386

MUNICIPAL BONDS — 0.0% (b)	Coupon	Maturity	Par Value	Value
New York State Dormitory Authority, Build America Bonds, Revenue (Cost $11,873)	5.600%	03/15/40	$10,000	$12,160

ASSET-BACKED SECURITIES — 0.0% (b)	Coupon	Maturity	Par Value	Value
MVW Owner Trust, Series 2013-1A , Class B, 144A (Cost $14,056)	2.740%	04/22/30	$14,239	$14,017

CORPORATE BONDS — 90.0%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 9.3%
21st Century Fox America, Inc.	6.200%	12/15/34	$740,000	$887,525
CBS Corporation	4.850%	07/01/42	445,000	428,074
Charter Communications Operating, LLC/CAP	3.750%	02/15/28	525,000	479,421
Comcast Corporation	4.250%	01/15/33	1,505,000	1,479,149
Ford Motor Company	4.750%	01/15/43	595,000	533,513
General Motors Company, Inc.	6.750%	04/01/46	720,000	821,422

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 90.0% (Continued)	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 9.3% (Continued)
Hasbro, Inc.	6.350%	03/15/40	$657,000	$730,777
Johnson (S.C.) & Son, Inc., 144A	4.350%	09/30/44	690,000	697,936
Lowe's Companies, Inc.	4.050%	05/03/47	930,000	907,466
Newell Brands, Inc.	5.500%	04/01/46	750,000	761,118
Time Warner, Inc.	6.550%	05/01/37	100,000	109,654
Time Warner, Inc.	6.750%	06/15/39	450,000	498,330
				8,334,385
Consumer Staples — 4.1%
Anheuser-Busch InBev S.A./N.V.	4.700%	02/01/36	775,000	798,319
General Mills, Inc.	4.550%	04/17/38	580,000	566,822
Kroger Company (The)	4.450%	02/01/47	915,000	840,510
Procter & Gamble Company (The)	3.500%	10/25/47	325,000	304,843
Target Corporation	3.625%	04/15/46	1,055,000	955,234
Walmart, Inc.	3.625%	12/15/47	230,000	220,332
				3,686,060
Energy — 9.1%
Baker Hughes a GE Company, LLC	4.080%	12/15/47	750,000	686,925
Boardwalk Pipelines, L.P.	5.950%	06/01/26	706,000	767,912
Boardwalk Pipelines, L.P.	4.450%	07/15/27	340,000	334,392
CNOOC Finance (2015) U.S.A., LLC	4.375%	05/02/28	710,000	718,308
Consumers Energy Company	4.050%	05/15/48	465,000	472,533
Energy Transfer Partners, L.P.	7.500%	07/01/38	165,000	192,685
Energy Transfer Partners, L.P.	6.500%	02/01/42	740,000	784,454
Energy Transfer Partners, L.P.	5.950%	10/01/43	110,000	109,900
Enterprise Products Operating, LLC	5.375%	02/15/78	1,355,000	1,260,084
EQT Corporation	3.900%	10/01/27	725,000	690,225
Kinder Morgan Energy Partners, L.P.	6.500%	09/01/39	647,000	734,216
Marathon Petroleum Corporation	5.850%	12/15/45	545,000	604,123
Petroleos Mexicanos	5.500%	06/27/44	170,000	142,018
Petroleos Mexicanos	6.750%	09/21/47	687,000	649,146
				8,146,921
Financials — 19.2%
American International Group, Inc.	4.500%	07/16/44	1,330,000	1,252,815
AXA Equitable Holdings, Inc., 144A	5.000%	04/20/48	710,000	679,682
Banco Santander S.A.	5.179%	11/19/25	1,040,000	1,040,310
Bank of America Corporation	4.244%	04/24/38	995,000	983,688
Brighthouse Financial, Inc.	4.700%	06/22/47	1,125,000	982,520
Capital One Financial Corporation	3.750%	03/09/27	965,000	922,921

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 90.0% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 19.2% (Continued)
Capital One Financial Corporation	3.800%	01/31/28	$665,000	$634,163
Crown Castle International Corporation	3.800%	02/15/28	445,000	422,958
GE Capital International Funding Company	4.418%	11/15/35	1,135,000	1,093,701
Goldman Sachs Group, Inc. (The)	6.125%	02/15/33	1,775,000	2,071,606
JPMorgan Chase & Company	3.882%	07/24/38	1,760,000	1,648,200
Manulife Financial Corporation	4.061%	02/24/32	1,165,000	1,121,817
National Rural Utility Cooperative Finance Corporation	3.400%	02/07/28	850,000	831,592
Progressive Corporation (The)	4.125%	04/15/47	925,000	918,471
Royal Bank of Scotland Group plc (The)	4.892%	05/18/29	700,000	699,909
Wells Fargo & Company	3.900%	05/01/45	2,070,000	1,930,769
				17,235,122
Health Care — 11.3%
AbbVie, Inc.	4.300%	05/14/36	1,105,000	1,069,413
Anthem, Inc.	4.375%	12/01/47	835,000	785,000
Celgene Corporation	4.350%	11/15/47	1,115,000	1,007,996
Celgene Corporation	4.550%	02/20/48	215,000	200,272
CVS Health Corporation	5.050%	03/25/48	1,445,000	1,481,969
Duke University Health System, Inc.	3.920%	06/01/47	985,000	972,574
Johnson & Johnson	4.375%	12/05/33	740,000	799,455
Medtronic, Inc.	4.375%	03/15/35	1,245,000	1,307,262
Mylan, Inc., 144A	4.550%	04/15/28	720,000	701,400
Stanford Health Care	3.795%	11/15/48	545,000	529,289
UnitedHealth Group, Inc.	4.750%	07/15/45	1,230,000	1,344,975
				10,199,605
Industrials — 4.8%
Burlington Northern Santa Fe, LLC	5.150%	09/01/43	400,000	457,154
CSX Corporation	4.650%	03/01/68	695,000	667,404
General Electric Company	4.500%	03/11/44	780,000	757,116
Norfolk Southern Corporation	4.150%	02/28/48	940,000	918,772
United Parcel Service, Inc.	3.750%	11/15/47	1,275,000	1,199,138
United Technologies Corporation	3.750%	11/01/46	210,000	184,985
United Technologies Corporation	4.050%	05/04/47	175,000	161,487
				4,346,056
Information Technology — 5.4%
Alibaba Group Holding Ltd.	3.400%	12/06/27	1,200,000	1,139,458
Apple, Inc.	4.375%	05/13/45	1,095,000	1,145,818
Intel Corporation	4.100%	05/11/47	215,000	219,169

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 90.0% (Continued)	Coupon	Maturity	Par Value	Value
Information Technology — 5.4% (Continued)
Microsoft Corporation	4.100%	02/06/37	$969,000	$1,018,816
Oracle Corporation	3.800%	11/15/37	1,363,000	1,332,477
				4,855,738
Materials — 2.8%
BHP Billiton Finance (USA) Ltd.	5.000%	09/30/43	455,000	518,578
Glencore Funding, LLC, 144A	4.000%	03/27/27	915,000	874,020
International Paper Company	4.350%	08/15/48	230,000	211,892
Nucor Corporation	4.400%	05/01/48	915,000	920,407
				2,524,897
Real Estate — 1.0%
EPR Properties	4.950%	04/15/28	580,000	564,661
Kimco Realty Corporation	4.450%	09/01/47	320,000	301,272
				865,933
Telecommunication Services — 4.6%
AT&T, Inc.	4.500%	05/15/35	270,000	256,009
AT&T, Inc.	4.350%	06/15/45	1,645,000	1,435,832
Verizon Communications, Inc.	4.400%	11/01/34	1,615,000	1,557,840
Verizon Communications, Inc.	5.250%	03/16/37	600,000	626,386
Vodafone Group plc	5.250%	05/30/48	230,000	233,183
				4,109,250
Utilities — 18.4%
Alabama Power Company	4.300%	01/02/46	715,000	743,139
Ameren Illinois Company	3.700%	12/01/47	785,000	742,464
Commonwealth Edison Company	4.000%	03/01/48	820,000	819,671
Connecticut Light and Power Company	4.150%	06/01/45	890,000	915,350
Consolidated Edison Company	4.500%	12/01/45	1,035,000	1,090,860
DTE Electric Company	4.050%	05/15/48	975,000	977,093
Duke Energy Progress, LLC	4.375%	03/30/44	865,000	916,470
Duke Energy Progress, LLC	3.600%	09/15/47	415,000	391,527
Électricité de France S.A., 144A	4.950%	10/13/45	1,090,000	1,148,486
ENEL Finance International N.V., 144A	4.750%	05/25/47	590,000	563,241
Exelon Generation Company, LLC	5.600%	06/15/42	570,000	575,447
Florida Power & Light Company	3.700%	12/01/47	195,000	186,210
Florida Power & Light Company	3.950%	03/01/48	920,000	925,106
Florida Power & Light Company	4.125%	06/01/48	240,000	246,205
MidAmerican Energy Company	4.800%	09/15/43	503,000	568,851
Pacific Gas & Electric Company	6.050%	03/01/34	515,000	596,540
Potomac Electric Power	4.150%	03/15/43	735,000	747,477

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 90.0% (Continued)	Coupon	Maturity	Par Value	Value
Utilities — 18.4% (Continued)
PPL Electric Utilities Corporation	4.750%	07/15/43	$900,000	$1,008,851
Sempra Energy	3.800%	02/01/38	1,225,000	1,140,645
Southern California Edison Company	4.650%	10/01/43	604,000	638,398
Southwestern Public Service Company	4.500%	08/15/41	960,000	1,020,338
Virginia Electric & Power Company	6.350%	11/30/37	440,000	561,603
				16,523,972
Total Corporate Bonds (Cost $83,168,155)				$80,827,939

INTERNATIONAL BONDS — 3.6%	Coupon	Maturity	Par Value	Value
Republic of Panama	4.500%	04/16/50	$575,000	$556,312
Republic of Philippines	3.700%	03/01/41	225,000	210,214
Republic of Philippines	3.700%	02/02/42	845,000	787,866
Saudi International Bond, 144A	4.625%	10/04/47	250,000	230,657
United Mexican States	4.750%	03/08/44	1,559,000	1,441,296
Total International Bonds (Cost $3,359,172)				$3,226,345

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 0.4%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 1.64% (c) (Cost $347,346)	347,346	$347,346

Total Investments at Value — 99.3% (Cost $91,466,421)		$89,154,102

Other Assets in Excess of Liabilities — 0.7%		639,401

Net Assets — 100.0%		$89,793,503

144A -	This security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $4,968,825 as of May 31, 2018, representing 5.5% of net assets (Note 6).

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of May 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.
(b)	Percentage rounds to less than 0.1%.
(c)	The rate shown is the 7-day effective yield as of May 31, 2018.
See accompanying notes to financial statements.

RYAN LABS FUNDS STATEMENTS OF ASSETS AND LIABILITIES May 31, 2018 (Unaudited)
	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
ASSETS
Investments in securities:
At acquisition cost	$98,266,685	$91,466,421
At value (Note 2)	$96,496,428	$89,154,102
Receivable for securities sold	—	234,510
Dividends and interest receivable	476,805	977,494
Other assets	10,617	10,340
TOTAL ASSETS	96,983,850	90,376,446

LIABILITIES
Distributions payable	122,771	166,270
Payable for securities purchased	232,023	380,469
Payable to Adviser (Note 4)	5,689	14,454
Payable to administrator (Note 4)	13,430	12,840
Other accrued expenses	13,320	8,910
TOTAL LIABILITIES	387,233	582,943

NET ASSETS	$96,596,617	$89,793,503

NET ASSETS CONSIST OF:
Paid-in capital	$98,947,599	$92,179,571
Accumulated net investment income	6,178	9,082
Accumulated net realized losses from investment transactions	(586,903)	(82,831)
Net unrealized depreciation on investments	(1,770,257)	(2,312,319)
NET ASSETS	$96,596,617	$89,793,503

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,002,081	9,077,470

Net asset value, offering price and redemption price per share (Note 2)	$9.66	$9.89

See accompanying notes to financial statements.

RYAN LABS FUNDS STATEMENTS OF OPERATIONS For the Six Months Ended May 31, 2018 (Unaudited)
	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
INVESTMENT INCOME
Interest	$1,516,427	$1,892,331
Dividend	14,282	5,153
TOTAL INCOME	1,530,709	1,897,484

EXPENSES
Investment advisory fees (Note 4)	193,323	224,767
Administration fees (Note 4)	48,252	44,969
Professional fees	19,988	19,988
Fund accounting fees (Note 4)	19,857	19,544
Pricing costs	23,767	10,421
Custody and bank service fees	6,136	6,790
Compliance fees (Note 4)	6,186	6,193
Transfer agent fees (Note 4)	6,000	6,000
Trustees’ fees and expenses (Note 4)	4,896	4,896
Registration and filing fees	4,317	3,871
Printing of shareholder reports	2,249	2,129
Postage and supplies	1,416	1,350
Insurance expense	1,288	1,288
Other expenses	5,829	5,715
TOTAL EXPENSES	343,504	357,921
Less fee reductions by the Adviser (Note 4)	(150,181)	(133,154)
NET EXPENSES	193,323	224,767

NET INVESTMENT INCOME	1,337,386	1,672,717

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from investment transactions	(312,074)	(76,736)
Net change in unrealized appreciation (depreciation) on investments	(1,741,774)	(4,488,776)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(2,053,848)	(4,565,512)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(716,462)	$(2,892,795)

See accompanying notes to financial statements.

RYAN LABS CORE BOND FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017
FROM OPERATIONS
Net investment income	$1,337,386	$2,561,725
Net realized gains (losses) from investment transactions	(312,074)	112,983
Net change in unrealized appreciation (depreciation) on investments	(1,741,774)	1,116,810
Net increase (decrease) in net assets from operations	(716,462)	3,791,518

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(1,380,003)	(2,642,230)
From net realized gains from investment transactions	—	(1,348,780)
Decrease in net assets from distributions to shareholders	(1,380,003)	(3,991,010)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,110,000	1,560,000
Net asset value of shares issued in reinvestment of distributions to shareholders	734,525	2,658,906
Payments for shares redeemed	(6,062,805)	(2,344,525)
Net increase (decrease) from capital share transactions	(3,218,280)	1,874,381

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,314,745)	1,674,889

NET ASSETS
Beginning of period	101,911,362	100,236,473
End of period	$96,596,617	$101,911,362

ACCUMULATED NET INVESTMENT INCOME	$6,178	$6,983

CAPITAL SHARE ACTIVITY
Shares sold	215,606	156,937
Shares reinvested	75,499	271,242
Shares redeemed	(613,257)	(237,531)
Net increase (decrease) in shares outstanding	(322,152)	190,648
Shares outstanding at beginning of period	10,324,233	10,133,585
Shares outstanding at end of period	10,002,081	10,324,233

See accompanying notes to financial statements.

RYAN LABS LONG CREDIT FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017
FROM OPERATIONS
Net investment income	$1,672,717	$2,631,004
Net realized gains (losses) from investment transactions	(76,736)	1,525,529
Net change in unrealized appreciation (depreciation) on investments	(4,488,776)	2,812,756
Net increase (decrease) in net assets from operations	(2,892,795)	6,969,289

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(1,673,381)	(2,625,023)
From net realized gains from investment transactions	(1,348,198)	(2,448,497)
Decrease in net assets from distributions to shareholders	(3,021,579)	(5,073,520)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,272,000	35,580,366
Net asset value of shares issued in reinvestment of distributions to shareholders	2,114,847	3,139,783
Payments for shares redeemed	(5,564,459)	(370,500)
Net increase from capital share transactions	1,822,388	38,349,649

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,091,986)	40,245,418

NET ASSETS
Beginning of period	93,885,489	53,640,071
End of period	$89,793,503	$93,885,489

ACCUMULATED NET INVESTMENT INCOME	$9,082	$9,746

CAPITAL SHARE ACTIVITY
Shares sold	526,672	3,401,270
Shares reinvested	202,467	310,760
Shares redeemed	(521,580)	(35,769)
Net increase in shares outstanding	207,559	3,676,261
Shares outstanding at beginning of period	8,869,911	5,193,650
Shares outstanding at end of period	9,077,470	8,869,911

See accompanying notes to financial statements.

RYAN LABS CORE BOND FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017	Year Ended November 30, 2016	Period Ended November 30, 2015 (a)
Net asset value at beginning of period	$9.87		$9.89	$9.87	$10.00

Income (loss) from investment operations:
Net investment income	0.13		0.25	0.23	0.21
Net realized and unrealized gains (losses) on investments	(0.20)		0.12	0.04	(0.13)
Total from investment operations	(0.07)		0.37	0.27	0.08

Less distributions from:
Net investment income	(0.14)		(0.26)	(0.24)	(0.21)
Net realized gains from investment transactions	—		(0.13)	(0.01)	—
Total distributions	(0.14)		(0.39)	(0.25)	(0.21)

Net asset value at end of period	$9.66		$9.87	$9.89	$9.87

Total return (b)	(0.72	%)(c)	3.84%	2.69%	0.81	%(c)

Net assets at end of period (000’s)	$96,597		$101,911	$100,236	$70,257

Ratios/supplementary data:

Ratio of total expenses to average net assets	0.71	%(d)	0.70%	0.75%	1.18	%(d)

Ratio of net expenses to average net assets (e)	0.40	%(d)	0.40%	0.40%	0.40	%(d)

Ratio of net investment income to average net assets (e)	2.77	%(d)	2.54%	2.29%	2.21	%(d)

Portfolio turnover rate	37	%(c)	103%	118%	161	%(c)

(a)	Represents the period from the commencement of operations (December 29, 2014) through November 30, 2015.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).
(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

RYAN LABS LONG CREDIT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended May 31, 2018 (Unaudited)		Year Ended November 30, 2017	Year Ended November 30, 2016	Period Ended November 30, 2015 (a)
Net asset value at beginning of period	$10.58		$10.33	$10.06	$10.00

Income (loss) from investment operations:
Net investment income	0.19		0.37	0.41	0.01
Net realized and unrealized gains (losses) on investments	(0.53)		0.64	0.30	0.06
Total from investment operations	(0.34)		1.01	0.71	0.07

Less distributions from:
Net investment income	(0.19)		(0.37)	(0.41)	(0.01)
Net realized gains from investment transactions	(0.16)		(0.39)	(0.03)	—
Total distributions	(0.35)		(0.76)	(0.44)	(0.01)

Net asset value at end of period	$9.89		$10.58	$10.33	$10.06

Total return (b)	(3.34	%)(c)	10.27%	7.11%	0.71	%(c)

Net assets at end of period (000’s)	$89,794		$93,885	$53,640	$50,278

Ratios/supplementary data:

Ratio of total expenses to average net assets	0.80	%(d)	0.84%	0.84%	1.12	%(d)

Ratio of net expenses to average net assets (e)	0.50	%(d)	0.50%	0.50%	0.50	%(d)

Ratio of net investment income to average net assets (e)	3.72	%(d)	3.66%	3.87%	2.38	%(d)

Portfolio turnover rate	98	%(c)	191%	156%	93	%(c)

(a)	Represents the period from the commencement of operations (November 13, 2015) through November 30, 2015.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).
(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS
May 31, 2018 (Unaudited)

1. Organization

Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund (individually, a “Fund,” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

Each Fund’s investment objective is to seek total return, consisting of current income and capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

New Accounting Pronouncement – In March 2017, FASB issued Accounting Standards Update No. 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (the “ASU”). The ASU shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying the ASU.

Securities valuation – The Funds’ fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Ryan Labs, Inc. (the “Adviser”), under the general supervision of the Board. Exchange-traded funds (“ETFs”), if any, are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. ETFs are valued at the security’s last sale price

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

on the primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of May 31, 2018:

Ryan Labs Core Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$22,437,283	$—	$22,437,283
Mortgage-Backed Securities	—	37,005,265	—	37,005,265
Asset-Backed Securities	—	11,409,959	—	11,409,959
Corporate Bonds	—	24,014,780	—	24,014,780
International Bonds	—	100,150	—	100,150
Money Market Funds	1,528,991	—	—	1,528,991
Total	$1,528,991	$94,967,437	$—	$96,496,428

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Ryan Labs Long Credit Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$4,666,909	$—	$4,666,909
Mortgage-Backed Securities	—	59,386	—	59,386
Municipal Bonds	—	12,160	—	12,160
Asset-Backed Securities	—	14,017	—	14,017
Corporate Bonds	—	80,827,939	—	80,827,939
International Bonds	—	3,226,345	—	3,226,345
Money Market Funds	347,346	—	—	347,346
Total	$347,346	$88,806,756	$—	$89,154,102

As of May 31, 2018, the Funds did not have any transfers between Levels. In addition, the Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2018. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The net asset value (“NAV”) per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Dividend income is recorded on the ex-dividend date.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds and other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid by each Fund during the periods ended May 31, 2018 and November 30, 2017 was as follows:

Ryan Labs Core Bond Fund

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
May 31, 2018	$1,380,003	$—	$1,380,003
November 30, 2017	$3,991,010	$—	$3,991,010

Ryan Labs Long Credit Fund

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
May 31, 2018	$2,197,867	$823,712	$3,021,579
November 30, 2017	$5,073,520	$—	$5,073,520

On June 29, 2018, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund paid net investment income dividends of $0.0240 and $0.0301 per share, respectively, to shareholders of record on June 28, 2018.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2018:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Tax cost of portfolio investments	$98,288,568	$91,546,585
Gross unrealized appreciation	$319,078	$720,422
Gross unrealized depreciation	(2,111,218)	(3,112,905)
Net unrealized depreciation on investments	$(1,792,140)	$(2,392,483)
Accumulated ordinary income	128,949	175,352
Capital loss carryforwards	(229,194)	—
Other losses	(335,826)	(2,667)
Distributions payable	(122,771)	(166,270)
Total accumulated deficit	$(2,350,982)	$(2,386,068)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of November 30, 2017, Ryan Labs Core Bond Fund had short-term capital loss carryforwards of $229,194. These capital loss carryforwards, which do not expire, may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the six months ended May 31, 2018, the following reclassification was made on the Statements of Assets and Liabilities for Ryan Labs Core Bond Fund as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

Ryan Labs Core Bond Fund
Accumulated net investment income	$41,812
Accumulated net realized losses from investment transactions	$(41,812)

Such reclassification, the result of permanent difference between financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share. This permanent difference is due to the tax treatment of paydown adjustments.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for the current and all open tax periods

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(periods ended November 30, 2015 through November 30, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended May 31, 2018, cost of purchases and proceeds from sales and maturities of investment securities, other than U.S. Government securities and short-term investments, were as follows:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Purchase of investment securities	$17,956,099	$50,952,135
Proceeds from sales and maturities of investment securities	$16,503,375	$50,393,571

During the six months ended May 31, 2018, cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities were as follows:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Purchase of U.S. Government securities	$20,150,811	$34,148,428
Proceeds from sales and maturities of U.S. Government securities	$16,875,920	$37,512,029

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Adviser is a wholly-owned subsidiary of Sun Life Financial, Inc. Each Fund is managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund pay the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.40% and 0.50%, respectively, of average daily net assets.

Pursuant to Expense Limitation Agreements (“ELAs”) between each Fund and the Adviser, the Adviser has agreed, until March 31, 2019, to reduce advisory fees and reimburse other expenses in order to limit total annual operating expenses (exclusive of brokerage transaction costs and commissions; taxes; interest; costs related to any securities lending program; transaction charges and interest on borrowed money; acquired fund fees and expenses; distribution and/or shareholder servicing fees, including, without limitation, amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; extraordinary expenses such as litigation and merger or

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

reorganization costs, proxy solicitation and liquidation costs; indemnification payments to the Funds’ service providers, including, without limitation, the Adviser; other expenses not incurred in the ordinary course of business; and any other expenses the exclusion of which may from time to time be deemed appropriate as an excludable expense and specifically approved by the Board) to an amount not exceeding 0.40% and 0.50% of the average daily net assets of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund, respectively. Accordingly, during the six months ended May 31, 2018, the Adviser reduced its advisory fees in the amounts of $150,181 and $133,154 for Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund, respectively.

Under the terms of the ELAs, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, or (ii) the expense limitation in effect at the time the expenses to be recouped were incurred. As of May 31, 2018, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

	November 30, 2018	November 30, 2019	November 30, 2020	May 31, 2021	Total
Ryan Labs Core Bond Fund	$85,385	$250,634	$298,798	$150,181	$784,998
Ryan Labs Long Credit Fund	$14,580	$181,499	$242,282	$133,154	$571,515

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Funds for serving in such capacities.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,000 annual retainer from each Fund, paid quarterly, except for the Board Chair who receives a $1,200 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of May 31, 2018, the following shareholders owned of record 5% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
Ryan Labs Core Bond Fund
Citibank, N.A. (for the benefit of its customers)	46%
SEI Private Trust Company (for the benefit of its customers)	19%
U.S. Bank, N.A. (for the benefit of its customers)	21%
National Financial Services, LLC (for the benefit of its customers)	10%
Ryan Labs Long Credit Fund
Citibank, N.A. (for the benefit of its customers)	53%
Charles Schwab & Company (for the benefit of its customers)	20%
Wells Fargo Bank, N.A. (for the benefit of its customers)	15%
National Financial Services, LLC (for the benefit of its customers)	6%
SEI Private Trust Company (for the benefit of its customers)	6%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of that Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Risks Associated with Mortgage-Backed Securities

The Funds’ investments in mortgage-backed securities are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Funds to reinvest their assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

default risk, prepayment and extension risk and market risk when interest rates rise. As of May 31, 2018, Ryan Labs Core Bond Fund had 38.3% of the value of its net assets invested in mortgage-backed securities.

6. Risks Associated with Rule 144A Securities

Rule 144A securities are securities that are exempt from registration under the Securities Act of 1933, as amended, and may have legal restriction on resale. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. An insufficient number of QIBs interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities and the Funds might be unable to dispose of the securities promptly or at a reasonable price. As of May 31, 2018, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund had 31.9% and 5.5%, respectively, of the value of their net assets invested in Rule 144A securities.

7. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the payment of net investment income dividends on June 29, 2018, as discussed in Note 2.

RYAN LABS FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2017) and held until the end of the period (May 31, 2018).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for each Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

RYAN LABS FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Net Expense Ratio (a)	Expenses Paid During Period (b)
Ryan Labs Core Bond Fund
Based on Actual Fund Return	$1,000.00	$ 992.80	0.40%	$1.99
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.94	0.40%	$2.02

Ryan Labs Long Credit Fund
Based on Actual Fund Return	$1,000.00	$ 966.60	0.50%	$2.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.44	0.50%	$2.52

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

RYAN LABS FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-561-3087, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-561-3087, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-561-3087. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

RYAN LABS FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Funds’ Investment Advisory Agreement with Ryan Labs Asset Management Inc. (the “Adviser”) for an additional annual term. Approval took place at an in-person meeting held on January 22-23, 2018, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed information provided by the Adviser in response to requests of the Board and counsel.

In deciding whether to approve the continuation of the Investment Advisory Agreement, the Board recalled its review of the materials related to the Funds and the Adviser throughout the preceding 12 months and its numerous discussions with Trust Management and the Adviser about the operations and performance of the Funds during that period. The Board further considered those materials and discussions and other numerous factors, including the following:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to each Fund including, without limitation, its investment advisory services since each Fund’s inception; its compliance procedures and practices; its efforts to promote the Funds and assist in their distribution; and its compliance program. After reviewing the foregoing information and further information from the Adviser (e.g. description of the Adviser’s business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser to each Fund were satisfactory and adequate.

The investment performance of the Funds. In this regard, the Board compared the performance of each Fund with the performance of its benchmark indexes, custom peer groups, and Morningstar categories. The Board also considered the consistency of the Adviser’s management with each Fund’s investment objective and policies. The Board noted that the Core Bond Fund had underperformed relative to its peer group and outperformed relative to its Morningstar category (Intermediate Term Bond Funds $50-$150 Million, True No-Load) for the one-year period ending November 30, 2017, and that the Long Credit Fund had outperformed relative to its peer group and Morningstar category for the one-year period ending November 30, 2017 (Corporate Bond Funds – True No Load). The Board indicated that the Adviser had satisfactorily explained its performance results for each of the Funds. Following additional discussion of the investment performance of each Fund; the Adviser’s experience in managing mutual funds, private funds, and separate accounts; the Adviser’s historical investment performance; and other factors, the Board concluded that the investment performance of each Fund has been satisfactory.

RYAN LABS FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Funds. In this regard, the Board considered the Adviser’s staffing; methods of operating; the education and experience of its personnel; its compliance program, policies and procedures; its financial condition and the level of commitment to the Funds; the asset level of each Fund; the overall expenses of each Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding its Expense Limitation Agreement (the “ELA”) with the Funds, and considered the Adviser’s current and past fee reductions and expense reimbursements for the Funds. The Board further took into account the Adviser’s willingness to continue the ELA for the Funds until at least March 31, 2019.

The Board also considered potential benefits for the Adviser in managing the Funds, including promotion of the Adviser’s name. The Board compared each Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar categories and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the Funds and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the Funds, and the nature of the investment strategies. The Board noted that the Core Bond Fund’s advisory fee was slightly higher than the average and equal to the median advisory fee for the fund’s custom peer group and for its Morningstar category. The Board also noted that the Long Credit Fund’s advisory fee was higher than the average and the median advisory fee for the fund’s custom peer group and for its Morningstar category. The Board also considered the Adviser’s commitment to limit each Fund’s expenses under the ELA. The Board noted that the overall expense ratio for the Core Bond Fund was lower than the average and median expense ratio for the funds in its custom peer group and Morningstar category. The Board also noted that the overall expense ratio for the Long Credit Fund was slightly higher than the average and equal to the median expense ratio for the funds in its custom peer group and Morningstar category. The Board also compared the fees paid by each Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services received by the Funds. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable to each of the Funds. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of each Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that for each Fund, the advisory fees paid to the Adviser by each Fund are fair and reasonable.

The extent to which the Funds and their investors would benefit from economies of scale. In this regard, the Board considered that for each Fund, the fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee

RYAN LABS FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

remained the same as asset levels increased, the shareholders of the Funds have experienced benefits from the ELA and will continue to experience benefits from the ELA until each respective Fund’s assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the asset levels for each Fund, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser will continue to provide benefits and that each Fund’s arrangements were fair and reasonable in relation to the nature and quality of services being provided by the Adviser.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies and procedures and performance in seeking best execution for its clients, including the Funds. The Board also considered the historical portfolio turnover rate for each Fund; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating broker-dealers; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined for each Fund that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Funds; the Adviser’s process for allocating trades among the Funds and its other clients; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found for each Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. It was noted that in the Trustees’ deliberation regarding the approval of the renewal of the Investment Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors noted above.

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DO THE RYAN LABS CORE BOND FUND AND THE RYAN LABS LONG CREDIT FUND (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number

■   Assets

■   Retirement Assets

■   Transaction History

■   Checking Account Information

■   Purchase History

■   Account Balances

■   Account Transactions

■   Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-561-3087

Who we are
Who is providing this notice?	Ryan Labs Core Bond Fund Ryan Labs Long Credit Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

■  Open an account

■  Provide account information

■  Give us your contact information

■  Make deposits or withdrawals from your account

■  Make a wire transfer

■  Tell us where to send the money

■  Tell us who receives the money

■  Show your government-issued ID

■  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■  Affiliates from using your information to market to you

■  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Ryan Labs Asset Management Inc., the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Funds do not jointly market.

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Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	August 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer of Lyrical U.S. Value Equity Fund, Ryan Labs Core Bond Fund, and Ryan Labs Long Credit Fund

Date	August 9, 2018

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	August 9, 2018

*	Print the name and title of each signing officer under his or her signature.